UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2023

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 2, 2023, Marblegate Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the materials submitted by the Company in connection with its application to transfer its listing to The Nasdaq Capital Market, the Staff has determined that the Company has regained compliance with the minimum 400 total holders requirement for The Nasdaq Global Market set forth in Listing Rule 5450(a)(2). Accordingly, the Staff has indicated that the matter is now closed.

In addition, on August 8, 2023, the Company received a Notice from the Staff notifying the Company that, because the Company has phased down its securities to The Nasdaq Capital Market (as disclosed in Item 8.01 below), the Staff has determined that for the last 10 consecutive business days, the Company’s minimum market value of listed securities has been $35,000,000 or greater. Accordingly, the Company has regained compliance with the rule and the Staff has indicated that the matter is now closed.

Also on August 8, 2023, the Company received a Notice from the Staff notifying the Company that, because the Company has phased down its securities to The Nasdaq Capital Market (as disclosed in Item 8.01 below), the Staff has determined that for the last 10 consecutive business days, the Company’s minimum market value of publicly held shares has been $1,000,000 or greater. Accordingly, the Company has regained compliance with the rule and the Staff has indicated that the matter is now closed.

Item 8.01	Other Events.

On August 2, 2023, the Staff approved the Company’s application to list its units, Class A common stock, par value $0.0001 per share, and warrants on The Nasdaq Capital Market. The Company’s securities will be transferred to The Nasdaq Capital Market at the opening of business on August 8, 2023.

The prior non-compliance notices received by the Company relating to its listing on The Nasdaq Global Market are deemed to be resolved as a result of the Company’s transfer to The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marblegate Acquisition Corp.

Date: August 8, 2023	By:	/s/ Jeffrey Kravetz
	Name:	Jeffrey Kravetz
	Title:	Chief Financial Officer